UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12

WATERS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 05/14/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.
To view the Notice, Proxy Statement and Annual Report on Form 10-K, please have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before 04/30/08 to facilitate timely delivery.
To request material:            Internet: www.proxyvote.com            Telephone: 1-800-579-1639            **Email: sendmaterial@proxyvote.com
** If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

WATERS CORPORATION
WATERS CORPORATION 34 MAPLE STREET MILFORD, MA 01757
Vote In Person
If you wish to vote your shares at the Annual Meeting, please register with the Inspector of Elections at the desk marked “Shareholder Registration” at the entrance to receive a ballot. Proper photo ID is required. Ballots should be returned to the Inspector of Elections in order to be counted.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your Notice or Proxy Card in hand when you access the web site and follow the instructions.

Vote By Telephone Use any touch-tone telephone to vote your proxy. Dial 1-800-690-6903 toll-free 24 hours a day/7 days a week. Have your Notice or Proxy Card in hand when you call.
Vote By Mail Sign and date the Proxy Card and return it in the enclosed postage-paid envelope.

Meeting Location
The Annual Meeting for holders as of 03/20/08
is to be held on 05/14/08 at 11:00 A.M. EDT at:
Waters Corporation
34 Maple Street
Milford, Massachusetts 01757

  FOR MEETING DIRECTIONS
PLEASE CALL: 508-482-3314

Voting items
1.	To elect directors for the ensuing year and until their successors are elected.
Nominees:
(01)	Joshua Bekenstein	(06)	Christopher A. Kuebler
(02)	Michael J. Berendt, Ph.D.	(07)	William J. Miller
(03)	Douglas A. Berthiaume	(08)	JoAnn A. Reed
(04)	Edward Conard	(09)	Thomas P. Salice
(05)	Laurie H. Glimcher, M.D.
The Board of Directors recommends a vote “FOR” each nominee for Director set forth above.

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2008;

The Board of Directors recommends a vote “FOR” the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

3.	To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

The Proxy Statement provides you with detailed information about each of these matters. We encourage you to read the Proxy Statement carefully.